UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           October 25, 2005

Willow Grove Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-49706	80-0034942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Welsh and Norristown Roads, Maple Glen, Pennsylvania		19002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (215) 646-5405

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

On October 25, 2005, the Board of Directors of Willow Grove Bank (the “Bank”), the wholly-owned subsidiary of Willow Grove Bancorp, Inc. (the “Company”), adopted amendments to the First Financial Bank Executive Deferred Compensation Plan, as amended and restated effective January 1, 2003, the First Financial Bank 2005 Executive Deferred Compensation Plan, the First Financial Bank Board of Directors Deferred Compensation Plan, as amended and restated effective January 1, 2003, and the First Financial Bank Board of Directors 2005 Deferred Compensation Plan (together, the “Deferred Compensation Plans”) to, among other things, permit additional investment vehicles under the Deferred Compensation Plans for amounts previously deferred.  The Deferred Compensation Plans were assumed by the Bank in connection with the merger of First Financial Bank with and into the Bank on August 31, 2005.  The Deferred Compensation Plans were suspended in connection with the merger so that no further deferrals can be made thereunder.  Copies of the Deferred Compensation Plans, and the amendments thereto, are included herein as Exhibits 10.1 to 10.4 and are incorporated herein by reference thereto.

In addition, on October 25, 2005, the Bank’s Board of Directors adopted an amendment to the Willow Grove Bank Non-Employee Directors’ Retirement Plan (the “Retirement Plan”) to freeze the Retirement Plan, which amendment will be effective upon the adoption of the Company’s 2005 Recognition and Retention Plan and Trust Agreement by the Company’s shareholders at the Annual Meeting of Shareholders to be held on November 9, 2005.  A copy of Amendment No. 1 to the Retirement Plan is included herein as Exhibit 10.5 and is incorporated herein by reference thereto.

Item 1.02              Termination of Material Definitive Agreement

On October 25, 2005, the Bank’s Board of Directors terminated the Bank’s Amended Directors and Officers Incentive Plan; such termination will be effective upon the adoption of the Company’s 2005 Recognition and Retention Plan and Trust Agreement at the Annual Meeting of Shareholders to be held on November 9, 2005.  For additional information, reference is made to the Bank’s Amended Directors and Officers Incentive Plan, which is included as Exhibit 10.6 hereto and is incorporated herein by reference thereto.

Item 8.01              Other Events

On October 26, 2005, the Company announced the future location of its headquarters and operations center.

Reference is made to the Company’s press release dated October 26, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

Item 9.01              Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description

10.1	First Financial Bank Executive Deferred Compensation Plan, as amended and restated effective January 1, 2003, and amendments thereto

10.2	First Financial Bank 2005 Executive Deferred Compensation Plan, and amendments thereto

10.3	First Financial Bank Board of Directors Deferred Compensation Plan, as amended and restated effective January 1, 2003, and amendments thereto

10.4	First Financial Bank Board of Directors 2005 Deferred Compensation Plan, and amendments thereto

10.5	Willow Grove Bank Non-Employee Directors’ Retirement Plan, Amendment No. 1

10.6	Willow Grove Bank Amended Directors and Officers Incentive Plan (1)

99.1	Press release dated October 26, 2005

(1)                               Incorporated by reference from the Company’s Form 10-K for the fiscal year ended June 30, 2002, filed with the SEC on September 30, 2002 (SEC File No. 000-49706).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLOW GROVE BANCORP, INC.

Date: October 31, 2005	By:	/s/ Joseph T. Crowley
Joseph T. Crowley
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	First Financial Bank Executive Deferred Compensation Plan, as amended and restated effective January 1, 2003, and amendments thereto

10.2	First Financial Bank 2005 Executive Deferred Compensation Plan, and amendments thereto

10.3	First Financial Bank Board of Directors Deferred Compensation Plan, as amended and restated effective January 1, 2003, and amendments thereto

10.4	First Financial Bank Board of Directors 2005 Deferred Compensation Plan, and amendments thereto

10.5	Willow Grove Bank Non-Employee Directors’ Retirement Plan, Amendment No. 1

10.6	Willow Grove Bank Amended Directors and Officers Incentive Plan (1)

99.1	Press release dated October 26, 2005

(1)                               Incorporated by reference from the Company’s Form 10-K for the fiscal year ended June 30, 2002, filed with the SEC on September 30, 2002 (SEC File No. 000-49706).